UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant		☒
Filed by a party other than the Registrant		☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

BayCom Corp
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 18, 2019

Meeting Information

Meeting Type:	Annual Shareholders Meeting	Meeting Date:	June 18, 2019

Time:	2:30 p.m. Pacific Time	For Holders as of:	April 26, 2019

Location:	United Business Bank Board Room
500 Ygnacio Valley Road, Suite 200
Walnut Creek, California, 94596

You are receiving this Notice because you hold shares in BayCom Corp (the "Company").

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials include the Notice and Proxy Statement for the Annual Meeting, an Annual Report to Shareholders for the year ended December 31, 2018 and the form of proxy. The proxy materials are available online at http://www.otrtransfer.com/baycom. You may request a paper or email copy of the proxy materials at no charge (see instructions below).

As part of our efforts to eliminate unnecessary expenses and conserve the environment, the Company has elected to provide Internet access to its proxy statement and annual report rather than mailing paper reports.  This reduces postage, printing expenses and paper waste.

The purpose of the Annual Meeting is:

1.	To elect the following eight nominees to the Company’s Board of Directors: Lloyd W. Kendall, Jr.; George J. Guarini; James S. Camp; Harpreet S. Chaudhary; Rocco Davis; Malcolm F. Hotchkiss; Robert G. Laverne, MD; and David M. Spatz;

2.	To ratify the appointment of Moss Adams, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019; and

3.	Any other matters as may properly come before the Annual Meeting, or any adjournments or postponements of the Annual Meeting.

The Board of Directors of the Company recommends voting “FOR” the above proposals.

You may vote by Internet, by mail or in person. If you wish to vote by Internet, please go to www.otrtransfer.com, have your Shareholder Control Number(s) and Internet voting instructions available (located on the following page). To vote by mail or in person, please request a paper copy of the proxy materials which contain additional information regarding voting in person at the Annual Meeting.

If you want to receive a paper or email copy of the proxy materials,  at no charge, please have your Shareholder Control Number(s) available and choose one of the following methods:

By Telephone	By Internet:	By E-Mail:
Toll free, 1-877-712-7725	http:/www.otrtransfer.com/baycom	otr@otrtransfer.com

Please make your request on or before June 8, 2019, to ensure timely delivery.

O-LINK

INSTRUCTIONS FOR INTERNET VOTING

OTR, Inc. realizes the need to stay current with today's technology. Immediate access to information via the Internet is an additional service for the shareholders of

BAYCOM CORP

Shareholders may cast their confidential votes either by mailing in their proxy or online.

To vote online, follow these steps using the control number provided below.

1.	Go to OTR's web site at www.otrtransfer.com.

2.	On the home page click the "CLICK HERE TO ACCESS O-LINK" button, then select the "Proxy Vote" icon on the O-Link (Online Access) page.

3.	Enter the following Control Number on the "Proxy Sign On" page and click the "Log In" button.

Control Number:

4.	Under the caption "THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS", click "Continue" to view the Proxy. Mark your vote for each proposal and click "Cast Vote" to submit your vote

After you have voted, help OTR go green by signing up for E-Consent!

1.	Go to OTR's web site at www.otrtransfer.com.
2.	Click on the button "CLICK HERE TO ACCESS O-LINK." Click the shareholder icon.
3.	At the sign on screen click on the light blue message box that says "HERE" to register a new account. Enter your account number and pin (found below) and follow the prompts to set up your account. NOTE: when entering your tax ID (SSN), do NOT include any spaces or dashes.
4.	Click on "DETAIL" towards the righthand side of the screen. There, you will be able to see your account details and update your address. On the left side, under "Action Items", you can vote your proxy, sign up for direct deposit, update addresses and change passwords.
5.	To register for E-Consent and help OTR reduce paper waste, click "MANAGE ECONSENT" on the righthand side of the detail screen. Choose "Full E-consent" or "Proxy Statement" and enter your preferred email address.
6.	Click "UPDATE" to save your changes.

Account	* SPECIMEN *
Name	1 MAIN STREET
ANYWHERE PA 99999-9999
Account Number	0-ACCT9999
PIN Number	0000